UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2008

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Five Concourse Parkway, Suite 3000, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Material Events.

On August 9, 2007, HomeBanc Corp. (the “Company”), together with certain of its subsidiaries (the “Subsidiaries”), filed a voluntary petition (the “Bankruptcy Filing”) for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (HomeBanc Mortgage Corporation, a Delaware corporation, et al., Case No. 07-11079 (KJC)). The Company and its Subsidiaries are required to file monthly operating reports with the Bankruptcy Court. On December 8, 2008, the Company and its Subsidiaries filed with the Bankruptcy Court monthly operating reports for the periods from October 1, 2008 through October 31, 2008 (the “October 2008 Report”) and from November 1, 2008 through November 30, 2008 (the “November 2008 Report”). Copies of the October 2008 Report and the November 2008 Report are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report, for the period from October 1, 2008 through October 31, 2008, for HomeBanc Mortgage Corporation, et.al.

99.2	Monthly Operating Report, for the period from November 1, 2008 through November 30, 2008, for HomeBanc Mortgage Corporation, et.al.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2008

HOMEBANC CORP.

By:	/s/ DONALD RAMON

Name:	Donald Ramon
Title:	Senior Vice President – Controller Acting CEO and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report, for the period from October 1, 2008 through October 31, 2008, for HomeBanc Mortgage Corporation, et.al.

99.2	Monthly Operating Report, for the period from November 1, 2008 through November 30, 2008, for HomeBanc Mortgage Corporation, et.al.